------------------------------
                                                         OMB APPROVAL
                                                  ------------------------------
                                                  OMB Number:          3235-0059
                UNITED STATES                     Expires:     February 28, 2006
    SECURITIES AND EXCHANGE COMMISSION            Estimated average burden
                                                  hours per response...... 12.75
                                                  ------------------------------
             Washington, D.C. 20549

                  SCHEDULE 14A

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
          EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[    ] Preliminary Proxy Statement

[    ] Confidential,  for Use of the  Commission  Only  (as  permitted  by Rule
       14a-6(e)(2))

[    ] Definitive Proxy Statement

[ X  ] Definitive Additional Materials

[    ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                                BARON ASSET FUND
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                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[  X ] No fee required.

[    ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)   Title of each class of securities to which transaction applies:

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         2)   Aggregate number of securities to which transaction applies:

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         3)   Per unit  price  or other  underlying  value of  transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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         4)   Proposed maximum aggregate value of transaction:

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         5)   Total fee paid:

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          Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SEC 1913 (04-04)

[    ] Fee paid previously with preliminary materials.

[    ] Check box if any part of the is offset as provided  by Exchange  Act Rule
       0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:

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         2)   Form, Schedule or Registration Statement No.:

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         3)   Filing Party:

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         4)   Date Filed:

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
(web page for www.proxyweb.com)

[registered logo]
B A R O N
F U N D S (r)


                          Internet Proxy Voting Service
                                Proxy Voting Form
                                   Baron Funds
                                Baron Asset Fund


       THE BOARD RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.


Proposal 1.  Election  of ten  members  of the Board of  Trustees  for the Trust
             (Baron  Asset  Fund,  Baron  Growth  Fund,  Baron  Small  Cap Fund,
             Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund):

             * Interested Trustee

             O  FOR all nominees    O  WITHHOLD AUTHORITY to vote for all nominees
             O  FOR all nominees (Except as indicated)
             *(01)  [ ]Ronald Baron
             *(02)  [ ]Linda S. Martinson
             *(03)  [ ]Morty Schaja
              (04)  [ ]Norman S. Edelcup
              (05)  [ ]Charles N. Mathewson
              (06)  [ ]Howard W. Milner
              (07)  [ ]Raymond Noveck
              (08)  [ ]David Silverman, MD
              (09)  [ ]Steven B. Dodge
              (10)  [ ]David I. Fuente

-----------------------------------------------------------------------------------------------------------------------------------

Proposal 2.  To change the name of the Trust (Baron Asset Fund, Baron Growth Fund,    O FOR       O AGAINST     O ABSTAIN
             Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue
             Growth Fund) from Baron Asset Fund, to Baron Investment Funds Trust.
-----------------------------------------------------------------------------------------------------------------------------------
Proposal 3.  To eliminate the fundamental investment restrictions of the Baron        O FOR ALL
             Asset Fund series and replace the restrictions with new restrictions     O AGAINST ALL
             below.                                                                   O ABSTAIN ALL
             3a. Leverage up to 25%                                                   0 FOR ALL EXCEPT (If you wish
             3b. Short sales                                                          to vote against or abstain from a particular
             3c. Commodities                                                          sub-proposal presented, enter the number and
             3d. Oil and gas interests                                                letter(s) of the sub-proposal in the box
             3e. Loans                                                                below and indicate "Against" or "Abstain".)
             3f. 15% in restricted or illiquid securities                             ----------------------------------

                                                                                      ----------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Proposal 4.  To transact such other business as may properly come before the          O FOR       O AGAINST     O ABSTAIN
             Meeting or any adjournment thereof.
-----------------------------------------------------------------------------------------------------------------------------------

Please refer to the proxy statement for discussion of each of these matters.
If no specification is made on a proposal, the proposal will be voted "For".
--------------------------------------------------------------------------------

To receive an optional email confirmation, enter your email address here: [ ]

             Please review your selections carefully before voting.
If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

                Press this button to [ Submit ]your Proxy Vote.

(c) 2000, 2001 ADP Financial Information Services, Inc. The MIS logo is a service mark of Automatic Data Processing, Inc.
    The ADP logo is a registered trademark of ADP of North America, Inc. Terms and Conditions. Privacy Statement.

[registered logo]
B A R O N
F U N D S (r)


                          Internet Proxy Voting Service
                                Proxy Voting Form
                                   Baron Funds
                                Baron Growth Fund


       THE BOARD RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.


Proposal 1.  Election  of ten  members  of the Board of  Trustees  for the Trust
             (Baron  Asset  Fund,  Baron  Growth  Fund,  Baron  Small  Cap Fund,
             Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund):

             * Interested Trustee

             O  FOR all nominees    O  WITHHOLD AUTHORITY to vote for all nominees
             O  FOR all nominees (Except as indicated)
             *(01)  [ ]Ronald Baron
             *(02)  [ ]Linda S. Martinson
             *(03)  [ ]Morty Schaja
              (04)  [ ]Norman S. Edelcup
              (05)  [ ]Charles N. Mathewson
              (06)  [ ]Howard W. Milner
              (07)  [ ]Raymond Noveck
              (08)  [ ]David Silverman, MD
              (09)  [ ]Steven B. Dodge
              (10)  [ ]David I. Fuente

-----------------------------------------------------------------------------------------------------------------------------------

Proposal 2.  To change the name of the Trust (Baron Asset Fund, Baron Growth Fund,    O FOR       O AGAINST     O ABSTAIN
             Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue
             Growth Fund) from Baron Asset Fund, to Baron Investment Funds Trust.
-----------------------------------------------------------------------------------------------------------------------------------

Proposal 3.  Not Applicable. Your fund is not seeking a vote for this proposal.       O
-----------------------------------------------------------------------------------------------------------------------------------

Proposal 4.  To transact such other business as may properly come before the          O FOR       O AGAINST     O ABSTAIN
             Meeting or any adjournment thereof.
-----------------------------------------------------------------------------------------------------------------------------------

Please refer to the proxy statement for discussion of each of these matters.
If no specification is made on a proposal, the proposal will be voted "For".
--------------------------------------------------------------------------------

To receive an optional email confirmation, enter your email address here: [ ]

             Please review your selections carefully before voting.
If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

                Press this button to [ Submit ]your Proxy Vote.

(c) 2000, 2001 ADP Financial Information Services, Inc. The MIS logo is a service mark of Automatic Data Processing, Inc.
    The ADP logo is a registered trademark of ADP of North America, Inc. Terms and Conditions. Privacy Statement.

[registered logo]
B A R O N
F U N D S (r)


                          Internet Proxy Voting Service
                                Proxy Voting Form
                                   Baron Funds
                              Baron Small Cap Fund


       THE BOARD RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.


Proposal 1.  Election  of ten  members  of the Board of  Trustees  for the Trust
             (Baron  Asset  Fund,  Baron  Growth  Fund,  Baron  Small  Cap Fund,
             Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund):

             * Interested Trustee

             O  FOR all nominees    O  WITHHOLD AUTHORITY to vote for all nominees
             O  FOR all nominees (Except as indicated)
             *(01)  [ ]Ronald Baron
             *(02)  [ ]Linda S. Martinson
             *(03)  [ ]Morty Schaja
              (04)  [ ]Norman S. Edelcup
              (05)  [ ]Charles N. Mathewson
              (06)  [ ]Howard W. Milner
              (07)  [ ]Raymond Noveck
              (08)  [ ]David Silverman, MD
              (09)  [ ]Steven B. Dodge
              (10)  [ ]David I. Fuente

-----------------------------------------------------------------------------------------------------------------------------------

Proposal 2.  To change the name of the Trust (Baron Asset Fund, Baron Growth Fund,    O FOR       O AGAINST     O ABSTAIN
             Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue
             Growth Fund) from Baron Asset Fund, to Baron Investment Funds Trust.
-----------------------------------------------------------------------------------------------------------------------------------

Proposal 3.  Not Applicable. Your fund is not seeking a vote for this proposal.       O
-----------------------------------------------------------------------------------------------------------------------------------

Proposal 4.  To transact such other business as may properly come before the          O FOR       O AGAINST     O ABSTAIN
             Meeting or any adjournment thereof.
-----------------------------------------------------------------------------------------------------------------------------------

Please refer to the proxy statement for discussion of each of these matters.
If no specification is made on a proposal, the proposal will be voted "For".
--------------------------------------------------------------------------------

To receive an optional email confirmation, enter your email address here: [ ]

             Please review your selections carefully before voting.
If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

                Press this button to [ Submit ]your Proxy Vote.

(c) 2000, 2001 ADP Financial Information Services, Inc. The MIS logo is a service mark of Automatic Data Processing, Inc.
    The ADP logo is a registered trademark of ADP of North America, Inc. Terms and Conditions. Privacy Statement.

[registered logo]
B A R O N
F U N D S (r)


                          Internet Proxy Voting Service
                                Proxy Voting Form
                                   Baron Funds
                             Baron iOpportunity Fund


       THE BOARD RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.


Proposal 1.  Election  of ten  members  of the Board of  Trustees  for the Trust
             (Baron  Asset  Fund,  Baron  Growth  Fund,  Baron  Small  Cap Fund,
             Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund):

             * Interested Trustee

             O  FOR all nominees    O  WITHHOLD AUTHORITY to vote for all nominees
             O  FOR all nominees (Except as indicated)
             *(01)  [ ]Ronald Baron
             *(02)  [ ]Linda S. Martinson
             *(03)  [ ]Morty Schaja
              (04)  [ ]Norman S. Edelcup
              (05)  [ ]Charles N. Mathewson
              (06)  [ ]Howard W. Milner
              (07)  [ ]Raymond Noveck
              (08)  [ ]David Silverman, MD
              (09)  [ ]Steven B. Dodge
              (10)  [ ]David I. Fuente

-----------------------------------------------------------------------------------------------------------------------------------

Proposal 2.  To change the name of the Trust (Baron Asset Fund, Baron Growth Fund,    O FOR       O AGAINST     O ABSTAIN
             Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue
             Growth Fund) from Baron Asset Fund, to Baron Investment Funds Trust.
-----------------------------------------------------------------------------------------------------------------------------------

Proposal 3.  Not Applicable. Your fund is not seeking a vote for this proposal.       O
-----------------------------------------------------------------------------------------------------------------------------------

Proposal 4.  To transact such other business as may properly come before the          O FOR       O AGAINST     O ABSTAIN
             Meeting or any adjournment thereof.
-----------------------------------------------------------------------------------------------------------------------------------

Please refer to the proxy statement for discussion of each of these matters.
If no specification is made on a proposal, the proposal will be voted "For".
--------------------------------------------------------------------------------

To receive an optional email confirmation, enter your email address here: [ ]

             Please review your selections carefully before voting.
If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

                Press this button to [ Submit ]your Proxy Vote.

(c) 2000, 2001 ADP Financial Information Services, Inc. The MIS logo is a service mark of Automatic Data Processing, Inc.
    The ADP logo is a registered trademark of ADP of North America, Inc. Terms and Conditions. Privacy Statement.

[registered logo]
B A R O N
F U N D S (r)


                          Internet Proxy Voting Service
                                Proxy Voting Form
                                   Baron Funds
                         Baron Fifth Avenue Growth Fund


       THE BOARD RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.


Proposal 1.  Election  of ten  members  of the Board of  Trustees  for the Trust
             (Baron  Asset  Fund,  Baron  Growth  Fund,  Baron  Small  Cap Fund,
             Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund):

             * Interested Trustee

             O  FOR all nominees    O  WITHHOLD AUTHORITY to vote for all nominees
             O  FOR all nominees (Except as indicated)
             *(01)  [ ]Ronald Baron
             *(02)  [ ]Linda S. Martinson
             *(03)  [ ]Morty Schaja
              (04)  [ ]Norman S. Edelcup
              (05)  [ ]Charles N. Mathewson
              (06)  [ ]Howard W. Milner
              (07)  [ ]Raymond Noveck
              (08)  [ ]David Silverman, MD
              (09)  [ ]Steven B. Dodge
              (10)  [ ]David I. Fuente

-----------------------------------------------------------------------------------------------------------------------------------

Proposal 2.  To change the name of the Trust (Baron Asset Fund, Baron Growth Fund,    O FOR       O AGAINST     O ABSTAIN
             Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue
             Growth Fund) from Baron Asset Fund, to Baron Investment Funds Trust.
-----------------------------------------------------------------------------------------------------------------------------------
Proposal 3.  Not Applicable. Your fund is not seeking a vote for this proposal.       O

-----------------------------------------------------------------------------------------------------------------------------------

Proposal 4.  To transact such other business as may properly come before the          O FOR       O AGAINST     O ABSTAIN
             Meeting or any adjournment thereof.
-----------------------------------------------------------------------------------------------------------------------------------

Please refer to the proxy statement for discussion of each of these matters.
If no specification is made on a proposal, the proposal will be voted "For".
--------------------------------------------------------------------------------

To receive an optional email confirmation, enter your email address here: [ ]

             Please review your selections carefully before voting.
If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

                Press this button to [ Submit ]your Proxy Vote.

(c) 2000, 2001 ADP Financial Information Services, Inc. The MIS logo is a service mark of Automatic Data Processing, Inc.
    The ADP logo is a registered trademark of ADP of North America, Inc. Terms and Conditions. Privacy Statement.

[telephone voting script for the Baron Asset Fund series]



                        MANAGEMENT INFORMATION SERVICES
                      PROPOSED SCRIPT FOR TELEPHONE VOTING



OPENING:

WHEN CONNECTED TO THE TOLL-FREE NUMBER, SHAREHOLDER WILL HEAR:
--------------------------------------------------------------------------------
"Welcome.  Please enter the control number located on the upper portion of your proxy card."
--------------------------------------------------------------------------------

WHEN SHAREHOLDER ENTERS THE CONTROL NUMBER, HE/SHE WILL HEAR:
--------------------------------------------------------------------------------
"To vote as the Baron Funds Board recommends on all proposals, press 1 now. To vote on each proposal separately, press 0 now."
--------------------------------------------------------------------------------


OPTION 1: VOTING ALL PROPOSALS AS MANAGEMENT RECOMMENDS

IF SHAREHOLDER ELECTS TO VOTE AS MANAGEMENT RECOMMENDS ON ALL PROPOSALS, HE/SHE WILL HEAR:
--------------------------------------------------------------------------------
"You have voted as the Board recommended. If this is correct, press 1. If incorrect, press 0."
--------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:
--------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE WILL HEAR:
--------------------------------------------------------------------------------
"Your votes have been canceled. If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

IF SHAREHOLDER ELECTS TO REVOTE OR VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

CALL IS TERMINATED.

OPTION 2: VOTING EACH PROPOSAL SEPARATELY

IF SHAREHOLDER ELECTS TO VOTE EACH PROPOSAL SEPARATELY, HE/SHE WILL HEAR:
--------------------------------------------------------------------------------
"Proposal 1: To vote FOR all nominees, press 1. To WITHHOLD from all nominees, press 9. To WITHHOLD from an individual nominee, press 0. Make your selection now."
--------------------------------------------------------------------------------

IF THE SHAREHOLDER VOTES FOR ALL NOMINEES OR WITHHOLDS FROM ALL NOMINEES, THE SCRIPT MOVES TO PROPOSAL 2. IF THE SHAREHOLDER ELECTS TO WITHHOLD FROM A SPECIFIC NOMINEE, HE/SHE WILL HEAR:
--------------------------------------------------------------------------------
"Enter the two-digit number that appears in front of the nominee's name you DO NOT wish to vote for."
--------------------------------------------------------------------------------

AND THEN,
--------------------------------------------------------------------------------
"Press 1 to withhold from another nominee or Press 0 if you have completed voting for nominees."
--------------------------------------------------------------------------------


WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 1 , HE/SHE WILL HEAR:
--------------------------------------------------------------------------------
"Proposal 2:    To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------


WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2, HE/SHE WILL HEAR:
--------------------------------------------------------------------------------
"Proposal 3: To vote FOR All sub proposals, press 1; To Withhold on All sub proposals, press 9; ABSTAIN on All sub proposals, press 0." If you wish to withhold a vote from a particular sub proposal, please mark, sign, date and return your proxy card in the envelope provided.
--------------------------------------------------------------------------------


WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 3, HE/SHE WILL HEAR:
--------------------------------------------------------------------------------
"Proposal 4:    To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------


WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 4, HE/SHE WILL HEAR:
--------------------------------------------------------------------------------
"Your votes have been cast as follows (vote for each proposal is given). If this is correct, press 1 now. If incorrect, press 0."
--------------------------------------------------------------------------------

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:
--------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE WILL HEAR:
--------------------------------------------------------------------------------
"Your votes have been canceled. If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

IF SHAREHOLDER ELECTS TO REVOTE THE CANCELLED VOTE OR VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

CALL IS TERMINATED.

[telephone voting script for the Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund, and Baron Fifth Avenue Growth Fund series]



                        MANAGEMENT INFORMATION SERVICES
                      PROPOSED SCRIPT FOR TELEPHONE VOTING


OPENING:

WHEN CONNECTED TO THE TOLL-FREE NUMBER, SHAREHOLDER WILL HEAR:
--------------------------------------------------------------------------------
"Welcome. Please enter the control number located on the upper portion of your proxy card."
--------------------------------------------------------------------------------

WHEN SHAREHOLDER ENTERS THE CONTROL NUMBER, HE/SHE WILL HEAR:
--------------------------------------------------------------------------------
"To vote as the Baron Funds Board recommends on all proposals, press 1 now. To vote on each proposal separately, press 0 now."
--------------------------------------------------------------------------------

OPTION 1: VOTING ALL PROPOSALS AS MANAGEMENT RECOMMENDS

IF SHAREHOLDER ELECTS TO VOTE AS MANAGEMENT RECOMMENDS ON ALL PROPOSALS, HE/SHE WILL HEAR:
--------------------------------------------------------------------------------
"You have voted as the Board recommended. If this is correct, press 1. If incorrect, press 0."
--------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:
--------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE WILL HEAR:
--------------------------------------------------------------------------------
"Your votes have been canceled. If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

IF SHAREHOLDER ELECTS TO REVOTE OR VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

CALL IS TERMINATED.

OPTION 2: VOTING EACH PROPOSAL SEPARATELY

IF SHAREHOLDER ELECTS TO VOTE EACH PROPOSAL SEPARATELY, HE/SHE WILL HEAR:
--------------------------------------------------------------------------------
"Proposal 1: To vote FOR all nominees, press 1. To WITHHOLD from all nominees, press 9. To WITHHOLD from an individual nominee, press 0. Make your selection now."
--------------------------------------------------------------------------------

IF THE SHAREHOLDER VOTES FOR ALL NOMINEES OR WITHHOLDS FROM ALL NOMINEES, THE SCRIPT MOVES TO PROPOSAL 2. IF THE SHAREHOLDER ELECTS TO WITHHOLD FROM A SPECIFIC NOMINEE, HE/SHE WILL HEAR:
--------------------------------------------------------------------------------
"Enter the two-digit number that appears in front of the nominee's name you DO NOT wish to vote for."
--------------------------------------------------------------------------------

AND THEN,
--------------------------------------------------------------------------------
"Press 1 to withhold from another nominee or Press 0 if you have completed voting for nominees."
--------------------------------------------------------------------------------


WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 1 , HE/SHE WILL HEAR:
--------------------------------------------------------------------------------
"Proposal 2:    To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------


WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2, HE/SHE WILL HEAR:
--------------------------------------------------------------------------------
"Proposal 3:   Not Applicable your fund is not seeking a vote for this proposal.
--------------------------------------------------------------------------------


WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 3, HE/SHE WILL HEAR:
--------------------------------------------------------------------------------
"Proposal 4:    To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------


WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 4, HE/SHE WILL HEAR:
--------------------------------------------------------------------------------
"Your votes have been cast as follows (vote for each proposal is given). If this is correct, press 1 now. If incorrect, press 0."
--------------------------------------------------------------------------------

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:
--------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE WILL HEAR:
--------------------------------------------------------------------------------
"Your votes have been canceled. If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

IF SHAREHOLDER ELECTS TO REVOTE THE CANCELLED VOTE OR VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

CALL IS TERMINATED.